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Exhibit 10.8

SECOND AMENDMENT TO CREDIT AGREEMENT

    SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of January 26, 2001, by and among BUHRMANN N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands, with official seat in Maastricht, The Netherlands (the "Parent"), Buhrmann US Inc., a Delaware corporation (the "Borrower"), the various Lenders party to the Credit Agreement referred to below, DEUTSCHE BANK SECURITIES INC., as lead arranger and sole book manager (in such capacities, the "Lead Arranger"), PARIBAS, as syndication agent (in such capacity, the "Syndication Agent"), ABN AMRO BANK N.V., as documentation agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "Administrative Agent" and, together with the Lead Arranger, the Syndication Agent and the Documentation Agent, collectively, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

    WHEREAS, the Parent, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of October 26, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Existing Credit Agreement" and, as amended, modified or supplemented from time to time, including on the date hereof, the "Credit Agreement");

    WHEREAS, the Parent has announced that it intends to acquire (the "Samas OS Business Acquisition") the office supplies business (the "Samas OS Business") of Samas-Groep N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands ("Samas"), in a negotiated transaction pursuant to the terms and subject to the conditions to be set forth in an acquisition agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (as the same may be amended, modified or supplemented from time to time with the prior consent of the Administrative Agent, the "Samas OS Business Acquisition Agreement"), for aggregate consideration not to exceed E320 million (subject to certain adjustments thereto in accordance with the express terms of the Samas OS Business Acquisition Agreement, not resulting, in any event, in an aggregate increase of more than E10 million to such aggregate consideration); and

    WHEREAS, the parties hereto wish to amend, modify and supplement the Existing Credit Agreement as herein provided, including, inter alia, to permit the Samas OS Business Acquisition on the terms and conditions set forth herein and to allow for certain additional financing (including pursuant to the Credit Agreement) therefor;

    NOW, THEREFORE, it is agreed:

I.  Amendments and Modifications to, and Agreements with Respect to, the Credit Agreement Permitting New Commitments Thereunder.

    1.  The Lenders agree that, at any time and from time to time on or prior to the New Commitment Termination Date (as defined below), the Borrower shall have the right to increase the Tranche A Dollar Term Loan Commitments (each such increase, a "New Tranche A Dollar Term Loan Commitment"), the Tranche A Euro Term Loan Commitments (each such increase, a "New Tranche A Euro Term Loan Commitment"), the Tranche B Dollar Term Loan Commitments (each such increase, a "New Tranche B Dollar Term Loan Commitment") and/or the Tranche B Euro Term Loan Commitments (each such increase, a "New Tranche B Euro Term Loan Commitment"; with each such New Tranche A Dollar Term Loan Commitment, New Tranche A Euro Term Loan Commitment, New Tranche B Dollar Term Loan Commitment and New Tranche B Euro Term Loan Commitment being herein called a "New Commitment" and, collectively, the "New Commitments") as more fully described below, by an aggregate amount of up to E357 million (in the case of amounts expressed in Dollars, taking the Euro

Equivalent thereof on the date of the consummation of the Samas OS Business Acquisition or, at the option of the Borrower, on the date of the incurrence of loans pursuant to such New Commitments, if different) by notice (a "New Commitment Notice") to the Administrative Agent before the date of the effectiveness of the respective New Commitment (each, a "New Commitment Effective Date") and upon the following terms and conditions:

       (i) on or prior to each New Commitment Effective Date, each Lender (which may be an existing Lender or a new Lender) furnishing a New Commitment shall have executed and delivered to the Administrative Agent an Assumption Agreement in the form of Annex I attached to this Second Amendment with respect to the New Commitments of such Lender (each, an "Assumption Agreement"), appropriately completed to the reasonable satisfaction of the Administrative Agent (and with such modifications as may be approved by the Administrative Agent);

      (ii) the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) shall be required with respect to each Lender which furnishes one or more New Commitments and the assumption of such New Commitments shall otherwise be made in compliance with the relevant requirements expressed in Section 13.04(b) of the Credit Agreement with respect to assignments (including, without limitation, (x) the requirement that the respective entity assuming any New Commitments be an Eligible Transferee, (y) compliance with the minimum amounts provided in Section 13.04(b) and (z) the requirement that the Administrative Agent receive (unless otherwise agreed by it) the fees provided in said Section 13.04(b)), provided that the consent of the Administrative Agent shall not be so required if the respective Lender which furnishes one or more New Commitments shall be (A) an existing Lender under the Credit Agreement, (B) the parent company and/or any affiliate of an existing Lender under the Credit Agreement which is at least 50% owned by such existing Lender under the Credit Agreement or its parent company or (C) any fund that invests in bank loans and is managed or advised by the same investment advisor of an existing Lender under the Credit Agreement or by an Affiliate of such investment advisor;

      (iii) based on the information contained in the respective Assumption Agreement, and consistent with the requirements set forth above, on each New Commitment Effective Date, Schedule I to the Credit Agreement shall be deemed amended, modified or supplemented accordingly;

      (iv) each Lender furnishing a New Commitment shall, on the Samas OS Business Acquisition Date (but only if same occurs on or prior to the New Commitment Termination Date), subject to the satisfaction of the conditions precedent set forth in Sections 6C and 6D of the Credit Agreement, make (consistent with the manner provided in Section 1.01 of the Credit Agreement) Tranche A Dollar Term Loans (in the amount of its New Tranche A Dollar Term Loan Commitment), Tranche A Euro Term Loans (in the amount of its New Tranche A Euro Term Loan Commitment), Tranche B Dollar Term Loans (in the amount of its New Tranche B Dollar Term Loan Commitment) and/or Tranche B Euro Term Loans (in the amount of its Tranche B Euro Term Loan Commitment), as appropriate, to the Borrower, provided that (w) the Tranche A Dollar Term Loans made by each Lender on any date shall be allocated proportionally to each Borrowing of Tranche A Dollar Term Loans then outstanding (based on the relative aggregate principal amounts of each such Borrowing) and shall bear interest at the same rates as are applicable thereto, (x) the Tranche A Euro Term Loans made by each Lender on any date shall be allocated proportionally to each Borrowing of Tranche A Euro Term Loans then outstanding (based upon relative aggregate principal amount of each such Borrowing) and shall bear interest at the same rates as are applicable thereto, (y) the Tranche B Dollar Term Loans made by each Lender on any date shall be allocated proportionally to each Borrowing of Tranche B Dollar Term Loans then outstanding (based upon the relative aggregate principal amounts of each such

  Borrowing) and shall bear interest at the same rates as are applicable thereto and (z) the Tranche B Euro Term Loans made by each Lender on any date shall be allocated proportionally to each Borrowing of Tranche B Euro Term Loans then outstanding (based upon the relative aggregate principal amounts of each such Borrowing) and shall bear interest at the same rates as are applicable thereto, provided further, to the extent the amount so added pursuant to the immediately preceding proviso to any Borrowing is in respect of a Borrowing of Euro Rate Loans with an Interest Period which began prior to, and ends after, the date of the making of the respective Loans, the Borrower and the respective Lenders may agree, as between themselves, for the payment of any amounts to the respective Lenders to compensate them for extending the various Loans pursuant to the New Commitments during an existing Interest Period;

      (v) on or prior to each date upon which any Loans are made pursuant to any New Commitments, but subject to the provisions of Section 1.05(l) of the Credit Agreement, the Borrower shall execute and deliver to each Lender furnishing (w) a New Tranche A Dollar Term Loan Commitment, a Tranche A Dollar Term Note payable to the order of such Lender in a stated amount equal to the new Tranche A Dollar Term Loan being made by such Lender on such date (in each case appropriately completed), (x) a New Tranche A Euro Term Loan Commitment, a Tranche A Euro Term Note payable to the order of such Lender in a stated amount equal to the new Tranche A Euro Term Loan being made by such Lender on such date (in each case appropriately completed), (y) a New Tranche B Dollar Term Loan Commitment, a Tranche B Dollar Term Note payable to the order of such Lender in a stated amount equal to the new Tranche B Dollar Term Loan being made by such Lender on such date (in each case appropriately completed) and (z) a New Tranche B Euro Term Loan Commitment, a Tranche B Euro Term Note payable to the order of such Lender in a stated amount equal to the new Tranche B Euro Term Loan being made by such Lender on such date (in each case appropriately completed); and

      (vi) notwithstanding anything to the contrary contained in the Credit Agreement, on each date upon which any Loans are made pursuant to any New Commitments, (w) the Tranche A Dollar Scheduled Repayments as otherwise then in effect shall be modified (and the provisions of Section 4.02(b)(i) of the Existing Credit Agreement shall be deemed modified) to increase the Tranche A Dollar Scheduled Repayments as theretofore in effect on a pro rata basis (based upon the relative amounts of such Tranche A Dollar Scheduled Repayments) by an aggregate amount equal to the aggregate principal amount of Tranche A Dollar Term Loans extended on such date pursuant to the New Tranche A Dollar Term Loan Commitments, (x) the Tranche A Euro Scheduled Repayments as otherwise then in effect shall be modified (and the provisions of Section 4.02(b)(ii) of the Existing Credit Agreement shall be deemed modified) to increase the Tranche A Euro Scheduled Repayments as theretofore in effect on a pro rata basis (based upon the relative amounts of such Tranche A Euro Scheduled Repayments) by an aggregate amount equal to the aggregate principal amount of Tranche A Euro Term Loans extended on such date pursuant to the New Tranche A Euro Term Loan Commitments, (y) the Tranche B Dollar Scheduled Repayments as otherwise then in effect shall be modified (and the provisions of Section 4.02(b)(iii) of the Existing Credit Agreement shall be deemed modified) to increase the Tranche B Dollar Scheduled Repayments as theretofore in effect on a pro rata basis (based upon the relative amounts of such Tranche B Dollar Scheduled Repayments) by an aggregate amount equal to the aggregate principal amount of Tranche B Dollar Term Loans extended on such date pursuant to the New Tranche B Dollar Term Loan Commitments and (z) the Tranche B Euro Scheduled Repayments as otherwise then in effect shall be modified (and the provisions of Section 4.02(b)(iv) of the Existing Credit Agreement shall be deemed modified) to increase the Tranche B Euro Scheduled Repayments as theretofore in effect on a pro rata basis (based upon the relative amounts of such Tranche B Euro Scheduled Repayments) by an aggregate amount equal to the aggregate principal amount of Tranche B Euro Term Loans extended on such date pursuant to the New Tranche B Euro Term Loan Commitments.

Notwithstanding anything to the contrary contained above or elsewhere in this Second Amendment, it is acknowledged and agreed that no Lender shall be required to provide any New Commitment, except to the extent agreed in writing by such Lender with the Borrower (with each Lender being entitled in its sole discretion not to furnish any New Commitment). For purposes of this Part I, "New Commitment Termination Date" shall mean the first to occur of (x) the date of the consummation of the Samas OS Business Acquisition (after giving effect thereto) or (y) April 30, 2001, provided, however, in the event that on April 30, 2001, the consummation of the Samas OS Business Acquisition has not occurred and all conditions precedent to such consummation of the Samas OS Business Acquisition as set forth in the Samas OS Business Acquisition Documents shall be capable of being satisfied to the satisfaction of the Administrative Agent (without giving effect to any waiver thereto except with the consent of the Administrative Agent) other than such conditions precedent relating to the receipt of any and all required governmental and regulatory consents and court orders, then the "April 30, 2001" date first referenced above in this clause (y) shall be extended until the earlier to occur of (i) June 29, 2001 and (ii) the date occurring 10 Business Days subsequent to the date on which any and all such required governmental and regulatory consents and court orders shall have been obtained.

    2.  (a)  Notwithstanding anything to the contrary contained elsewhere in this Second Amendment, the Lenders acknowledge and agree that, at any time prior to the New Commitment Termination Date, the Borrower (but only if required to do so by the lender or lenders providing all or any relevant portion of the E357 million of financing contemplated by preceding Section 1 of Part I and with the consent of the Administrative Agent) shall have the right to require from time to time that all or any portion of the New Commitments described in Section 1 of Part I be structured not as an increase to one or more of the existing Tranches of Term Loans as provided therein but instead be structured as one or more new tranches of term loans under the Credit Agreement (as so restructured, collectively, the "New Tranche Commitments"), provided that (i) the aggregate amount of such New Tranche Commitments, when added to the aggregate amount of New Commitments which remain structured as contemplated in Section 1 of Part I, shall not exceed in aggregate amount E357 million (in the case of amounts expressed in Dollars taking the Euro Equivalent thereof on the date of the consummation of the Samas OS Business Acquisition or, at the option of the Borrower, on the date of the incurrence of loans pursuant to such New Commitments, if different), (ii) the term loans incurred by the Borrower with respect to such New Tranche Commitments shall not have a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Tranche A Term Loans or a final maturity earlier than the Tranche A Term Loan Maturity Date, (iii) the interest rates applicable to such New Tranche Commitments shall be market rates of interest as agreed by the Borrower with the respective lender or lenders thereof, (iv) the term loans incurred by the Borrower with respect to such New Tranche Commitments shall be guaranteed and secured, in each case equally and ratably with and on the same basis as (and shall otherwise be entitled to all guaranties, security, pledges, collateral, deeds, mortgages, assignments, charges, privileges, powers, rights and other benefits afforded to) the Tranche A Term Loans and the Tranche B Term Loans under the Credit Agreement and the other Credit Documents and (v) the term loans incurred by the Borrower with respect to such New Tranche Commitments shall share equally and ratably with and on the same basis as the Tranche A Term Loans and the Tranche B Term Loans with respect to any and all voluntary prepayments and mandatory repayments of Term Loans under the Credit Agreement. In the event of any provision of New Tranche Commitments as contemplated above, Annex I attached to this Second Amendment shall be amended, modified or supplemented accordingly to provide for such New Tranche Commitments and for the term loans to be furnished pursuant thereto.

    (b) In addition to the matters set forth in immediately preceding clause (a), and notwithstanding anything to the contrary contained elsewhere in this Second Amendment, the Lenders acknowledge and agree that, at any time prior to the New Commitment Termination Date, the Borrower (but only if agreed to by the lender or lenders providing the Pre-Closing Funded Term Loans described below and with the consent of the Administrative Agent) shall have the right to incur term loans to be made available to it with respect to the New Commitments described in Section 1 of Part I (as same may be adjusted pursuant to preceding Section 2(a)) at any time or from time to time prior to the New Commitment Termination Date (such term loans collectively referred to herein as the "Pre-Closing Funded Term Loans"), provided that (i) the aggregate amount of such Pre-Closing Funded Term Loans shall not exceed an aggregate principal amount of E50 million (in the case of amounts expressed in Dollars taking the Euro Equivalent thereof on the respective date of the incurrence by the Borrower of the Pre-Closing Funded Term Loans) and (ii) the proceeds of such Pre-Closing Funded Term Loans shall be promptly applied by the Borrower in accordance with the terms of the Credit Agreement to repay any outstanding Revolving Loans and/or Swingline Loans (it being understood and agreed that in no event shall the Borrower be required to prepay such Pre-Closing Funded Term Loans (other than as otherwise required pursuant to the terms of the Credit Agreement), whether prior to, on or after the New Commitment Termination Date and irrespective of whether or not the Samas OS Business Acquisition is consummated). In the event that Pre-Closing Funded Term Loans are made, same shall be made in accordance with the requirements of preceding Section 1 of this Part I, provided that (i) such Pre-Closing Funded Term Loans shall be extended prior to the occurrence to the Samas OS Business Acquisition Date, (ii) such Pre-Closing Funded Term Loans may be extended in an amount or amounts which are less than the New Commitments of the respective lenders (although the aggregate amount of Pre-Closing Funded Term Loans shall be limited to the amounts set forth above in this clause (b) and the aggregate amount of loans extended pursuant to the New Commitments shall be limited to the amount set forth in Section 1 of Part I of this Second Amendment), (iii) the conditions precedent specified in Sections 6D.05 and 6D.08 of the Credit Agreement shall not be required to be satisfied at the time of the making of such Pre-Closing Funded Term Loans and (iv) the other conditions precedent specified in Section 6D of the Credit Agreement shall not be required to be satisfied to the extent same require, or are based upon, the consummation of the Samas OS Business Acquisition (although all other conditions set forth in Section 6C and 6D of the Credit Agreement shall be required to be satisfied unless, in the case of conditions precedent specified in Section 6D of the Credit Agreement, same are waived by the respective lender or lenders then making the Pre-Closing Funded Term Loans).

    (c) In connection with the matters described in preceding clauses (a) and (b), the Lenders hereby authorize and instruct the Administrative Agent to enter into, on their behalf, such amendments and modifications to the Credit Agreement and the other Credit Documents, in each case in form reasonably satisfactory to the Administrative Agent, as is deemed reasonably necessary or desirable by the Administrative Agent to effect such matters described in preceding clauses (a) and (b), provided that the Administrative Agent shall have the right, but not the obligation, to circulate from time to time to the Lenders any such amendments and/or modifications to the Credit Agreement and the other Credit Documents, whereupon the Lenders shall (and the Lenders hereby agree to), subject only to the prior receipt by the respective Lenders of the Consent Fee (as defined below), promptly execute and deliver each such amendment or modification, as the case may be, to the Credit Agreement and the other Credit Documents. The Lenders acknowledge and agree that, notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, amendments or modifications to the Credit Agreement or any other Credit Document which are required to be executed and delivered by the Required Lenders or the Required Secured Creditors, as the case may be, may be executed and delivered on their behalf by the Administrative Agent, in each case so long as the consent of the Required Lenders or the Required Secured Creditors, as the case may be, has been obtained thereto (it being understood and agreed that this Second Amendment provides all necessary authorizations, consents and instructions to the amendments and modifications to the Credit Agreement and the other Credit Documents described above).

II.  Amendments and Modifications to, and Agreements with Respect to, the Credit Agreement Permitting the Samas OS Business Acquisition.

    1.  Notwithstanding anything to the contrary contained in the Credit Agreement or elsewhere in any Credit Document, the Parent may acquire the Samas OS Business pursuant to the Samas OS Business Acquisition, such Samas OS Business Acquisition to be consummated (x) directly by the Parent (but only if consented to in advance by the Administrative Agent) or (y) indirectly by the Parent through one or more of its direct or indirect Wholly-Owned Foreign Subsidiaries (other than Buhrmann Europcenter N.V.), each of which shall be a Subsidiary Guarantor at the time of the consummation of the Samas OS Business Acquisition, provided that one or more direct or indirect Wholly-Owned Foreign Subsidiaries of the Parent which are not Subsidiary Guarantors and are not organized under the laws of any Qualified Jurisdiction shall be permitted, at the election of the Parent, to acquire Equity Interests in direct or indirect Subsidiaries of Samas being acquired pursuant to the Samas OS Business Acquisition which (i) are organized under the laws of any Non-Qualified Jurisdiction and (ii) do not, directly or indirectly, hold any Equity Interest in any other Subsidiary of Samas which is being acquired pursuant to the Samas OS Business Acquisition and is organized under the laws of any Qualified Jurisdiction, so long as the following conditions are satisfied:

       (i) the Parent and/or the Borrower, as the case may be, shall have received cash in an amount equal to at least E357 million (taking the Euro Equivalent of any amounts expressed in other currencies as of the date of the consummation of the Samas OS Business Acquisition or, at the option of the Borrower, on the date of the incurrence of loans pursuant to the New Commitments, if different) from Term Loans made pursuant to New Commitments (as defined in this Second Amendment) and/or from the issuance after December 31, 2000 of shares of Parent Common Stock;

      (ii) the aggregate consideration payable with respect to the Samas OS Business Acquisition shall not exceed E320 million (subject to certain adjustments thereto in accordance with the express terms of the Samas OS Business Acquisition Agreement, not resulting, in any event, in an aggregate increase of more than E10 million to such aggregate consideration);

      (iii) the Samas OS Business shall be acquired free of Indebtedness (except for such Indebtedness, if any, as may be satisfactory to the Administrative Agent in its sole discretion) and Preferred Stock; and

      (iv) the Samas OS Business shall be acquired in all material respects in accordance with the Samas OS Business Acquisition Agreement and the other Samas OS Business Acquisition Documents.

III. Other Amendments and Modifications to the Credit Agreement.

    1.  On and after the Second Amendment Effective Date (as defined below), Section 3.01 of the Credit Agreement is hereby amended by adding the following new clause (h) immediately at the end thereof:

      "(h) The Parent and the Borrower agree to pay to BTCo such other fees as have been, or may be, agreed to in writing by the Parent or the Borrower and BTCo with respect to the New Commitments and/or the Loans made or to be made pursuant thereto."

    2.  On and after the Second Amendment Effective Date, Section 4.02(c) of the Credit Agreement is hereby amended by inserting the following phrase immediately after the phrase "(other than" appearing therein:

  "(w) up to E200 million of cash proceeds received by the Parent from one or more issuances of Parent Common Stock after the Second Amendment Effective Date,".

    3.  On and after the Second Amendment Effective Date, Section 6 of the Credit Agreement shall be amended by deleting the last paragraph thereof in its entirety and by inserting the following new text immediately after Section 6C.02 thereof:

      "SECTION 6D.  Special Conditions to Incurrence of Term Loans Pursuant to New Commitments.  The obligation of each Lender with a New Commitment to make Term Loans available pursuant thereto is subject, at the time of the respective such Credit Event, to the satisfaction of the following conditions:

      SECTION 6D.01  Execution of Second Amendment; Notes.  On or prior to the respective New Term Loan Borrowing Date, (i) the Second Amendment Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender then extending term loans pursuant to any New Commitment that requested same, the appropriate Note or Notes in the amount, maturity and as otherwise provided herein and in the Second Amendment.

      6D.02  Officer's Certificate.  On the respective New Term Loan Borrowing Date, the Administrative Agent shall have received a certificate from the Parent, dated such date and signed on behalf of the Parent by the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or any Vice President of the Parent, certifying that all of the conditions in Sections 6C.01 and 6D have been satisfied on such date (although such certification shall not be required to the extent that any determination to be made under any such Section is to be made by the Administrative Agent or any Lender).

      6D.03  Opinions of Counsel.  On the respective New Term Loan Borrowing Date, the Administrative Agent shall have received (A)(i) from Pillsbury Winthrop LLP, special U.S. counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Lenders and dated the respective New Term Loan Borrowing Date, (ii) from Allen & Overy, special Dutch counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Lenders and dated the respective New Term Loan Borrowing Date and (iii) from one or more of the internal counsel of the Parent and/or its Subsidiaries as are reasonably acceptable to the Administrative Agent, one or more opinions addressed to each Agent, the Collateral Agent and each of the Lenders and dated the respective New Term Loan Borrowing Date, each of which opinions delivered pursuant to preceding clauses (i) through (iii), inclusive, shall cover such matters as may be reasonably requested by the Administrative Agent with respect to the transactions (or any component thereof) or matters contemplated by the Second Amendment or otherwise referred to therein and shall be in form and substance reasonably satisfactory to the Administrative Agent, and (B) such updated opinions from local counsel to the Credit Parties as may have been requested by the Administrative Agent, each of which opinions shall (x) be addressed to each Agent, the Collateral Agent and each of the Lenders and be dated the respective New Term Loan Borrowing Date and (y) be in form, scope and substance reasonably satisfactory to the Administrative Agent.

      6D.04  Corporate Documents; Proceedings; etc.  All Company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents and Samas OS Business Acquisition Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Company proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper Company or governmental authorities.

      6D.05  Consummation of the Samas OS Business Acquisition.  (a) The Samas OS Business Acquisition shall have been consummated in all material respects in accordance with the Samas OS Business Acquisition Documents and all applicable laws. Without limiting the foregoing, the Samas OS Business shall have been acquired in compliance with the terms and conditions set forth in Section 1 of Part II of the Second Amendment. Furthermore, (x) the Administrative Agent shall have received true and correct copies of all Samas OS Business Acquisition Documents, certified as such by appropriate officer of the Parent, (y) all Samas OS Business Acquisition Documents, and all terms and conditions thereof, shall be in form and substance reasonably satisfactory to the Administrative Agent and (z) all Samas OS Business Acquisition Documents shall be in full force and effect. Each of the conditions precedent to the consummation of the Samas OS Business Acquisition as set forth in the Samas OS Business Acquisition Documents shall have been satisfied in all material respects and not waived, except with the consent of the Administrative Agent, to the reasonable satisfaction of the Administrative Agent.

      (b) The Administrative Agent shall have received evidence, in form, scope and substance reasonably satisfactory to it, that the matters set forth in this Section 6D.05 have been satisfied.

      6D.06  Adverse Change; Governmental Approvals; etc.  (a) On the respective New Term Loan Borrowing Date, nothing shall have occurred since December 31, 1999 (or, with respect to the Samas OS Business, March 31, 2000) (and none of the Agents or the Lenders shall have become aware of any facts, conditions or other information not previously known) which any Agent or the Required Lenders or the Majority New Term Loan Lenders shall reasonably determine has had or could reasonably be likely to have (A) a material adverse effect on the Samas OS Business Acquisition or the rights or remedies of the Agents or the Lenders, or the ability of the Credit Parties to perform their respective obligations to the Agents and the Lenders or (B) a Material Adverse Effect or (C) a material adverse condition or material adverse change in or effect upon the business, property, operations, results of operations, assets, liabilities, condition (financial or otherwise) or prospects of the Samas OS Business.

      (b) All necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Samas OS Business Acquisition and the other transactions contemplated by the Credit Documents and the Samas OS Business Acquisition Documents and otherwise referred to herein or therein shall have been obtained and remain in full force and effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which, in the judgment of any Agent or the Required Lenders or the Majority New Term Loan Lenders, restrains, prevents or imposes materially adverse conditions upon the consummation of the Samas OS Business Acquisition or the other transactions contemplated by the Credit Documents and the Samas OS Business Acquisition Documents or otherwise referred to herein or therein. Without limiting the foregoing, all necessary governmental (domestic and foreign), regulatory and third party approvals and/or consents in connection with any Indebtedness which is to remain outstanding after the respective New Term Loan Borrowing Date and, if the Samas OS Business Acquisition has been or is then being consummated, the consummation of the Samas OS Business Acquisition shall have been obtained and remain in full force and effect. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the Samas OS Business Acquisition or the other transactions contemplated by the Samas OS Business Acquisition Documents or otherwise referred to herein or therein.

      6D.07  Litigation.  On the respective New Term Loan Borrowing Date, no litigation by any entity (private or governmental) shall be pending or, to the best knowledge of the Parent, threatened with respect to (i) the Samas OS Business Acquisition or any documentation executed in connection therewith (including any Credit Document) or the transactions contemplated thereby or (ii) which any Agent or the Required Lenders or the Majority New Term Loan Lenders shall reasonably determine could reasonably be likely to have (x) a material adverse effect on the Samas OS Business Acquisition or on the rights or remedies of any Agent or the Lenders, or on the ability of the Credit Parties to perform their respective obligations hereunder to the Agents and the Lenders or (y) a Material Adverse Effect or (z) a material adverse condition or material adverse change in or effect upon the business, property, operations, results of operations, assets, liabilities, condition (financial or otherwise) or prospects of the Samas OS Business.

      6D.08  Updated Schedules.  The Parent shall have delivered to the Administrative Agent updated Schedules 5.15B, 5.19 and 7.15 to this Agreement, in each case as of the respective New Term Loan Borrowing Date and after giving effect to the consummation of the Samas OS Business Acquisition, which updated Schedules shall be certified true and correct by an appropriate officer of the Parent (it being understood and agreed that, in preparing such updated Schedules, the Parent shall be permitted to give effect to any and all liquidations, sales, mergers and/or consolidations with respect to the Samas OS Business reasonably expected by the Parent to be effected on or prior to the date which is six months after the consummation of the Samas OS Business Acquisition).

      6D.09  Equal and Ratable Security; Mortgage Amendments; etc.  (a) On the respective New Term Loan Borrowing Date, each Credit Party shall have duly authorized, executed and delivered any and all agreements, documents or instruments as may be necessary or desirable under local law (as advised by local counsel) and taken all other actions to ensure that the principal of and interest on and any other amount, liability, indemnity, fee or other obligation owing (whether pursuant to the terms of this Agreement or any other Credit Document or otherwise) with respect to any Notes issued by, and any Loans made to, the Borrower as contemplated by the Second Amendment shall be guaranteed and secured, in each case equally and ratably with and on the same basis as (and shall otherwise be entitled to all guaranties, security, pledges, collateral, deeds, mortgages, assignments, charges, privileges, powers, rights and other benefits afforded to) any and all Notes issued by, and any Loans made to, the Borrower from time to time under the Credit Agreement (and, in connection with the foregoing, each Credit Party shall have taken any and all actions as reasonably requested by the Administrative Agent or the Collateral Agent).

      (b) Without limiting the foregoing, on the respective New Term Loan Borrowing Date, the Collateral Agent shall have received fully executed counterparts of amendments (collectively, the "U.S. Mortgage Amendments"), in form and substance satisfactory to the Collateral Agent, to each of the Mortgages relating to any U.S. Mortgaged Property (the "U.S. Mortgages"), together with evidence that counterparts of each of such U.S. Mortgage Amendments has been delivered to the title company insuring the Lien on the existing U.S. Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, to effectively maintain a valid and enforceable first priority mortgage lien on the respective U.S. Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors and the Collateral Agent shall have received endorsements to the existing U.S. Mortgage Policies assuring the Collateral Agent that each U.S. Mortgage, after effect to the receptive U.S. Mortgage Amendment, is a valid and enforceable first priority mortgage lien on the respective U.S. Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances.

      6D.10  Financial Statements; Pro Forma Financial Statements; Projections.  On or prior to the respective New Term Loan Borrowing Date, there shall have been delivered to the Administrative Agent and the Lenders (i) a pro forma balance sheet of the Parent and its Subsidiaries after giving effect to the Samas OS Business Acquisition, and the related cash flow statement, as well as pro forma financial statements of the Parent and its Subsidiaries giving effect to the Samas OS Business Acquisition, for periods satisfactory to the Administrative Agent and (ii) projections of the Parent and its Subsidiaries after giving effect to the Buhrmann OS Business Acquisition, in each case for periods, and in form, satisfactory to the Administrative Agent, and the Borrower shall have represented and warranted, on the respective New Term Loan Borrowing Date, as to the accuracy in all material respects of the pro forma financial statements described above and to the effect that it believes the projections described above are reasonable and attainable. Furthermore, the projections described above shall not contain, or reflect, any material adverse change from the financial model last furnished to the Lenders by the Parent on or prior to January 19, 2001.

      6D.11  Solvency Certificate.  On or prior to the respective New Term Loan Borrowing Date, the Administrative Agent shall have received a solvency certificate addressed to the Agents and each of the Lenders and dated the respective New Term Loan Borrowing Date from the Chief Financial Officer of the Parent, which solvency certificate shall be in the form of Exhibit L (appropriately completed, but modified to the satisfaction of the Administrative Agent to give effect to the consummation of the Samas OS Business Acquisition and the financing therefor) expressing opinions of value and other appropriate factual information regarding the solvency of the Parent and its Subsidiaries (on a consolidated basis) and the Borrower and its Subsidiaries (on a consolidated basis), in each case after giving effect to the Samas OS Business Acquisition and the incurrence of all financings contemplated herein.

      6D.12  Fees, etc.  On the respective New Term Loan Borrowing Date, the Parent and the Borrower shall have paid to the Agents and the Lenders all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Lenders to the extent then due.

      The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5 (with respect to Credit Events on the Initial Borrowing Date), Section 6A (with respect to the Credit Event specifically described in Section 6A), Section 6B (with respect to the Credit Events specifically described in Section 6B), Section 6C (with respect to all Credit Events on or after the Initial Borrowing Date) and Section 6D (with respect to Credit Events on the respective New Term Loan Borrowing Date) and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in Sections 6A, 6B, 6C and 6D, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall, unless otherwise specified, be in form, scope and substance reasonably satisfactory to (x) in the case of Term Loans to be extended on any New Term Loan Borrowing Date, the Administrative Agent and the Majority New Term Loan Lenders or (y) in the case of all other Credit Events, the Administrative Agent and the Required Lenders."

    4.  On and after the Second Amendment Effective Date, Section 7.08(a) of the Credit Agreement shall be amended by inserting the following new clause immediately at the end thereof:

  "and (z) all proceeds of Term Loans made on each New Term Loan Borrowing Date shall be used to pay amounts owing in connection with the Samas OS Business Acquisition and to provide amounts reasonably expected to be used by the Parent and its Subsidiaries to pay fees, costs and expenses and restructuring charges which shall become due and payable in connection therewith or as a result thereof, provided that all proceeds of any Pre-Closing Funded Term Loans (as defined in the Second Amendment) shall instead be used to repay any outstanding Revolving Loans and/or Swingline Loans and, to the extent in excess of the aggregate outstanding principal amount thereof, such proceeds may be used by the Borrower for its general corporate and working capital purposes (including any subsequent funding of the Samas OS Business Acquisition)."

    5.  On and after the Second Amendment Effective Date, Section 8.01 of the Credit Agreement shall be amended by inserting the following new clause at the end thereof:

      "(p)  Updated Schedules.  Promptly after the date which is six months after the consummation of the Samas OS Business Acquisition, the Parent shall deliver to the Administrative Agent final updated Schedules 5.15B, 5.19 and 7.15 to this Agreement, in each case as of the expiration of such six-month period, and after giving effect to the consummation of the Samas OS Business Acquisition and any and all liquidations, sales, mergers and/or consolidations with respect to the Samas OS Business actually effected prior to the expiration of such six-month period, which final updated Schedules shall be certified true and correct by an appropriate officer of the Parent."

    6.  On and after the Second Amendment Effective Date, Section 8.15 of the Credit Agreement shall be amended by inserting the following new clause at the end thereof:

      "(k) Notwithstanding anything to the contrary contained above, no Subsidiary of the Parent established in connection with, or acquired pursuant to, the Samas OS Business Acquisition shall be required to comply (to the extent that such Subsidiary would otherwise be required to comply) with the requirements of this Section 8.15 until the date occurring six months after the consummation of the Samas OS Business Acquisition (or, if earlier, any date upon which any material assets of the Parent or any of its Subsidiaries (excluding Subsidiaries established in connection with, or acquired pursuant to, the Samas OS Business Acquisition) are transferred to such Subsidiary) and in connection therewith, each Credit Agreement Party agrees to take, and to cause its Subsidiaries to take, any and all actions (including, without limitation, the merger of any such Subsidiary of the Parent with and into a Subsidiary Guarantor (as designated by the Parent in its sole discretion) organized under the laws of the jurisdiction where such Subsidiary of the Parent is organized, with such Subsidiary Guarantor being the survivor of such merger) as requested from time to time by the Administrative Agent or the Collateral Agent to ensure that each such Credit Agreement Party and each such Subsidiary of the Parent shall have the authority, power and ability, free of any limitations (legal or otherwise) to the maximum extent permissible under applicable law, to comply with the requirements of this Section 8.15 upon the expiration of such six-month period referred to above."

    7.  On and after the Second Amendment Effective Date, Section 9.05(iii) of the Credit Agreement shall be amended by inserting "(x)" at the beginning thereof and inserting the following new subclause at the end thereof:

  "and (y) in addition to any loans or advances made pursuant to immediately preceding clause (x), at all times after the consummation of the Samas OS Business Acquisition, the Parent may make (or allow to remain outstanding) loans and advances in the ordinary course of business to the employees of the Samas OS Business so long as the aggregate principal amount at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) of all such loans and advances outstanding to such employees shall not exceed $5,000,000."

    8.  On and after the Second Amendment Effective Date, Section 9.17(b) of the Credit Agreement shall be amended by deleting the same in its entirety and inserting in lieu thereof the following:

      "(b) In addition to Subsidiaries of the Parent created pursuant to preceding clause (a), the Parent and its Subsidiaries may establish, acquire or create, and make Investments in, Non-Wholly Owned Subsidiaries after the Initial Borrowing Date as a result of any Permitted Acquisition (subject to the limitations contained in the definition thereof) and Investments expressly permitted to be made pursuant to Section 9.05, provided that (x) each such Non-Wholly Owned Subsidiary shall not have been wholly-owned, directly or indirectly, immediately prior to the consummation of the respective Permitted Acquisition, (y) all Equity Interests in each such Non-Wholly Owned Subsidiary shall be pledged by the Credit Parties which own same to the extent required by the respective Pledge Agreements and (z) any actions required to be taken pursuant to Section 8.15 in connection with the establishment, acquisition or creation of, or Investments in, the respective Subsidiaries are taken in accordance with the requirements of said Section 8.15."

    9.  On and after the Second Amendment Effective Date, the definition of "$50 Million Permitted Acquisition" appearing in Section 11 of the Credit Agreement shall be amended by adding the following new sentence immediately at the end thereof:

  "Notwithstanding anything to the contrary contained above, if the Samas OS Business Acquisition is effected in accordance with the requirements of the Second Amendment, same shall be deemed to constitute a $50 Million Permitted Acquisition, consummated on the Samas OS Business Acquisition Date, for all purposes of this Agreement."

    10. On and after the Second Amendment Effective Date, the definition of "Permitted Acquired Debt" appearing in Section 11 of the Credit Agreement shall be amended by adding the following new sentence immediately at the end thereof:

  "Notwithstanding anything to the contrary contained above, any existing funded Indebtedness of the Samas OS Business acquired by the Parent or any of its Subsidiaries in connection with the Samas OS Business Acquisition effected in accordance with the requirements of Section 1 of Part II of the Second Amendment shall be deemed to constitute Permitted Acquired Debt acquired on the Samas OS Business Acquisition Date, for all purposes of this Agreement."

    11. On and after the Second Amendment Effective Date, the definition of "Permitted Acquisition" appearing in Section 11 of the Credit Agreement shall be amended by adding the following new sentence immediately at the end thereof:

  "Notwithstanding anything to the contrary contained above, if the Samas OS Business Acquisition is effected in accordance with the requirements of the Second Amendment, same shall be deemed to constitute a Permitted Acquisition, consummated on the Samas OS Business Acquisition Date, for all purposes of this Agreement (it being understood and agreed, for the avoidance of doubt, that the aggregate consideration paid for the Samas OS Business Acquisition shall not apply to reduce any basket amount for subsequent Permitted Acquisitions set forth in Section 9.02(xvii))."

    12. On and after the Second Amendment Effective Date, the definition of "Permitted Acquisition Related Capital Expenditures" contained in Section 11 of the Credit Agreement shall be amended by adding the following new sentence immediately at the end thereof:

  "Notwithstanding anything to the contrary contained above, no Permitted Acquisition Related Capital Expenditures shall be permitted, or justified, in connection with the Samas OS Business Acquisition."

    13. Section 11.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

      "Majority New Term Loan Lenders" shall mean those Lenders with New Commitments which represent at least a majority of the aggregate amount of New Commitments actually furnished.

      "New Commitments" shall mean the New Commitments under, and as defined in, the Second Amendment.

      "New Term Loan Borrowing Date" shall mean each date of the incurrence of any Term Loans pursuant to the New Commitments.

      "Samas" shall mean Samas-Groep N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands.

      "Samas OS Business" shall mean the office supplies business of Samas, as more fully described in the Samas OS Business Acquisition Agreement.

      "Samas OS Business Acquisition" shall mean the acquisition of the Samas OS Business in accordance with the requirements of the Second Amendment and the terms and conditions of the Samas OS Business Acquisition Documents.

      "Samas OS Business Acquisition Agreement" shall mean the acquisition agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent relating to the Samas OS Business Acquisition (as the same may be amended, modified or supplemented from time to time with the prior consent of the Administrative Agent).

      "Samas OS Business Acquisition Date" shall mean the date of the consummation of the Samas OS Business Acquisition.

      "Samas OS Business Acquisition Documents" shall mean the Samas OS Business Acquisition Agreement and all other agreements, documents or instruments entered into or delivered in connection with the Samas OS Business Acquisition.

      "Second Amendment" shall mean the Second Amendment to this Agreement, dated as of January 26, 2001.

      "Second Amendment Effective Date" shall be the date upon which the Second Amendment shall have become effective in accordance with its terms.

IV. Modifications to Agreement with Respect to Permitted Receivables Transaction Authorized by the Lenders Pursuant to the First Amendment to Credit Agreement.

    1.  It is acknowledged that, pursuant to the terms and subject to the conditions set forth in the First Amendment to Credit Agreement, dated as of August 4, 2000, the Lenders have agreed that the Parent and its relevant Subsidiaries may enter into a Permitted Receivables Transaction (and related Permitted Receivables Facilities and Permitted Receivables Documentation) substantially on the basis set forth in Annex I to the First Amendment to Credit Agreement (the "Lender-Authorized Receivables Transaction"). Notwithstanding anything to the contrary set forth in the First Amendment to Credit Agreement (including Annex I thereto), the Lenders hereby agree that the Parent (but only if agreed to by the Administrative Agent) shall have the right (the "Restructuring Right") at any time and from time to time during the period commencing on the Second Amendment Effective Date through December 28, 2001 (including any extensions thereto as provided below, the "Restructuring Period") to restructure, in whole or in part, such Lender-Authorized Receivables Transaction as an asset-backed commercial paper program in lieu of as an asset-backed medium term notes program, provided that (i) at no time during the Restructuring Period shall the aggregate amount outstanding pursuant to such asset-backed commercial paper program exceed E500 million and (ii) at no time during the Restructuring Period shall the aggregate amount outstanding pursuant to such asset-backed commercial paper program, when added to the aggregate amount outstanding pursuant to such asset-backed medium term notes program, exceed E800 million as set forth in Annex I to the First Amendment to Credit Agreement (it being understood and agreed, however, that at all times after the expiration of the Restructuring Period (unless same shall have been extended upon request of the Parent and with the consent of the Administrative Agent), the Parent shall no longer have the Restructuring Right described above and the Lender-Authorized Receivables Transaction shall be required to be in compliance with the terms and conditions set forth in the First Amendment to Credit Agreement (including Annex I thereto) without giving effect to any modifications or other changes thereto permitted pursuant to this Section 1 of Part IV).

V.  Acknowledgment with Respect to Various Credit Documents.

    1.  For avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents (each Credit Document as amended, modified or supplemented through and including the date hereof), including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

    2.  Each Credit Party, by its execution and delivery of a copy of this Second Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement (including, without limitation, as amended by this Second Amendment). Each Credit Party further acknowledges and agrees to the provisions of this Second Amendment and hereby agrees for the benefit of the Lenders that all extensions of credit (including as contemplated by this Second Amendment) pursuant to the Credit Agreement (including, without limitation, as amended by this Second Amendment, and as same may be further amended, modified or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

VI. Miscellaneous.

    1.  In order to induce the Lenders to enter into this Second Amendment, each of the Parent and the Borrower hereby represents and warrants to each of the Lenders that (i) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date and after giving effect to this Second Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date after giving effect to this Second Amendment.

    2.  In order to induce the Lenders to enter into this Second Amendment, each of the Parent and the Borrower hereby represents and warrants, on each New Term Loan Borrowing Date, that (x) the pro forma financial statements furnished pursuant to Section 6D.10 are true and correct in all material respects (reflecting on a pro forma basis the information required to be covered thereby) and (y) it believes that the projections furnished pursuant to Section 6D.10 are, on the respective New Term Loan Borrowing Date, reasonable and attainable.

    3.  This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    4.  This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

    5.  THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

    6.  This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") when each Credit Party (including, without limitation, the Parent, the Borrower and each Subsidiary Guarantor) and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) same to the Administrative Agent at its office located at 130 Liberty Street,

New York, New York. This Second Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

    7.  From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended, modified or supplemented hereby.

    8.  The Borrower hereby covenants and agrees that, so long as the Second Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the Second Amendment Effective Date or (y) 12:00 p.m. (New York time) on January 26, 2001 (such later date, the "Outside Date"), or which is an immediate or successive assignee of any Lender described above (with respect to amounts obtained, directly or indirectly, by assignment from such Lender), a non-refundable cash fee (the "Consent Fee") in an amount equal to 6.5 basis points (0.065%) of an amount equal to the sum of the outstanding principal amount of Term Loans (taking the Dollar Equivalent of any Euro Denominated Term Loans) of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Second Amendment Effective Date, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Outside Date.

* * *

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

BUHRMANN N.V.		BUHRMANN US INC.
By:	/s/ G. DEAN Name: Title:	By:	/s/ G. DEAN Name: Title:
By:	/s/ C. BANGMA Name: Title:	By:	/s/ C. BANGMA Name: Title:
BANKERS TRUST COMPANY, Individually and as Administrative Agent		DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Sole Book Manager
By:	/s/ SUSAN L LE FEVRE Name: Title:	By:	/s/ S C MAY Name: Title:
BNP PARIBAS (successor in interest to Paribas), Individually and as Syndication Agent		ABN AMRO BANK N.V., Individually and as Documentation Agent
By:	/s/ ERIC TOIZER Name: Title:	By:	/s/ FLD NIVARO Name: Title:
By:	/s/ LEE S. BUCKNER Name: Title:	By:	/s/ CJF LANICREOF Name: Title:
AERIES FINANCE-II LIMITED		AIMCO CDO SERIES 2000-A
By:	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent	By:	/s/ ROBERT B. BODETT Name: Title:
By:	/s/ GREGORY STOECKLE Name: Title:	By:	/s/ DAVID WALSH Name: Title:
ALLSTATE LIFE INSURANCE COMPANY		ARCHIMEDES FUNDING II, LTD.
By:	/s/ ROBERT B. BODETT Name: Title:	By:	ING Capital Advisors LLC, as Collateral Manager
By:	/s/ DAVID WALSH Name: Title:	By:	/s/ AMY GRENIER Name: Title:
ARCHIMEDES FUNDING III, LTD.		ARCHIMEDES FUNDING, L.L.C.
By:	ING Capital Advisors LLC, as Collateral Manager	By:	ING Capital Advisors LLC, as Collateral Manager
By:	/s/ AMY GRENIER Name: Title:	By:	/s/ AMY GRENIER Name: Title:
ARES III CLO, LTD.		ARES IV CLO, LTD.
By:	ARES CLO Management L.L.C., as Investment Manager	By:	ARES CLO Management IV, L.P., as Investment Manager
By:	/s/ DAVID A. SACHS Name: Title:	By:	ARES CLO GP IV, LLC its Investment Manager
		By:	/s/ DAVID A. SACHS Name: Title:
AVALON CAPITAL LTD.		AVALON CAPITAL LTD. 2
By:	INVESCO Senior Secured Management, Inc., as Portfolio Advisor	By:	INVESCO Senior Secured Management, Inc., as Portfolio Advisor
By:	/s/ GREGORY STOECKLE Name: Title:	By:	/s/ GREGORY STOECKLE Name: Title:
THE BANK OF NEW YORK		BANK OF MONTREAL
By:	/s/ ROBERT BESSER Name: Title:	By:	/s/ SLATER Name: Title:
BANK POLSKA KASA OPIEKI SA, NEW YORK BRANCH
By:	/s/ WILLIAM REYNOLDS Name: Title:
BANQUE WORMS CAPITAL CORPORATION		BARCLAYS BANK PLC
By:	/s/ D. PICON Name: Title:	By:	/s/ VIKK VAN DER LINDE Name: Title:
BATTERSON PARK CBO I		BATTERY PARK CDO, LIMITED
By:	General Re—New England Asset Management, Inc., as Collateral Manager	By:	Nomura Corporate Research and Asset Management, Inc., as Investment Advisor
By:	/s/ PATRICK M. MACARY Name: Title:	By:	/s/ RICHARD STEWART Name: Title:
BAY VIEW FINANCIAL CORPORATION		BLACKROCK FINANCIAL MANAGEMENT/ BLACKROCK SENIOR LOAN FUND
By:	/s/ SEAN SPRING Name: Title:	By:	/s/ M WILLIAMS Name: Title:
BLACKROCK TITANIUM CBO I LIMITED		BRANT POINT II CBO 2000-1 LTD.
By:	/s/ M WILLIAMS Name: Title:	By:	Sankaty Advisors, Inc. as Collateral Manager
		By:	/s/ DIANE EXETER Name: Title:
CAPTIVA FINANCE LTD.		CARLYLE HIGH YIELD PARTNERS, L.P.
By:	/s/ DAVID DYER Name: Title:	By:	/s/ LINDA M. PACE Name: Title:
CARLYLE HIGH YIELD PARTNERS II, LTD.		CARLYLE HIGH YIELD PARTNERS III, LTD.
By:	/s/ LINDA M. PACE Name: Title:	By:	/s/ LINDA M. PACE Name: Title:
CENTURION CDO II, LTD.		CERES FINANCE LTD.
By:	/s/ STEVEN B. STAVER Name: Title:	By:	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent
		By:	/s/ GREGORY STOECKLE Name: Title:
CHARTER VIEW PORTFOLIO		CHINATRUST COMMERCIAL BANK, LTD., NEW YORK BRANCH
By:	INVESCO Senior Secured Management, Inc., as Investment Advisor	By:	/s/ JERRY D. LI Name: Title:
By:	/s/ GREGORY STOECKLE Name: Title:
CITIBANK, N.A.		CLYDESDALE CBO I, LTD.
By:	/s/ AUKE LEENSTRUM Name: Title:	By:	Nomura Corporate Research and Asset Management, Inc., as Investment Advisor
By:	/s/ MARTIN DAVY /s/ MAURA K. CONNOR Name: Title:	By:	/s/ RICHARD STEWART Name: Title:
COMERICA BANK		COMMERZBANK (NEDERLAND) N.V.
By:	/s/ GEORGE S. GHAREEB Name: Title:	By:	/s/ R. RUTLOH Name: Title:
		By:	/s/ G. E. ASSHAUER Name: Title:
AXA Investment Managers for and on behalf of CONCERTO I B.V.		COOPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A.
By:	/s/ JOCELYNE RALLO Name: Title:	By:	/s/ C. DE VRIES Name: Title:
By:	/s/ JEAN-PIERRE LEONI Name: Title:	By:	/s/ H E VAN IMHOFF Name: Title:
CREDITANSTALT AG		CREDIT INDUSTRIEL ET COMMERCIAL
By:	/s/ GERMOT HESCHI Name: Title:	By:	/s/ ARNAUD DE GROMARD Name: Title:
By:	/s/ THOMAS KLENNER Name: Title:	By:	/s/ ALAIN POULET Name: Title:
CYPRESSTREE INVESTMENT FUND, LLC		CYPRESSTREE INVESTMENT PARTNERS I, LTD.
By:	CypressTree Investment Management Company, Inc., its Managing Member	By:	CypressTree Investment Management Company, Inc., as Portfolio Manager
By:	/s/ JONATHAN D. SHARKEY Name: Title:	By:	/s/ JONATHAN SHARKEY Name: Title:
CYPRESSTREE INVESTMENT PARTNERS II, LTD.		CYPRESSTREE SENIOR FLOATING RATE FUND
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager	By:	CypressTree Investment Management Company, Inc., as Portfolio Manager
By:	/s/ JONATHAN D. SHARKEY Name: Title:	By:	/s/ JONATHAN D. SHARKEY Name: Title:
CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.		DEBT STRATEGIES FUND, INC.
As:	Attorney-in-Fact and on behalf of First Allmerica Life Insurance Company as Portfolio Manager	By:	/s/ ANTHONY HEYMAN Name: Title:
By:	/s/ JONATHAN D. SHARKEY Name: Title:
DEBT STRATEGIES FUND II, INC.		DANSKE BANK A/S
By:	/s/ ANTHONY HAYMAN Name: Title:	By:	/s/ PETER HUGHES Name: Title:
		By:	/s/ ROGER LIPPOLD Name: Title:
DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES		EATON VANCE INSTITUTIONAL SENIOR LOAN
By:	/s/ GERD LENGFELD Name: Title:	By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MARCELO BURONE Name: Title:	By:	/s/ PAYSON F. SWAFFIELD Name: Title:
EATON VANCE SENIOR INCOME TRUST		ELF FUNDING TRUST 1
By:	Eaton Vance Management, as Investment Advisor	By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/ PAYSON F. SWAFFIELD Name: Title:	By:	/s/ TODD TRAVERS Name: Title:
ELT LTD.		EMERALD ORCHARD LIMITED
By:	/s/ ANN E. MORRIS Name: Title:	By:	/s/ SUSAN K. STRONG Name: Title:
EUROCREDIT CDO 1 B.V.		EUROCREDIT CDO 11 B.V.
By:	/s/ SARA HALBARD Name: Title:	By:	/s/ SARA HALBARD Name: Title:
By:	Name: Title:
FC-CBO IV LIMITED		FIRST DOMINION FUNDING I
By:	/s/ DAVID WATER Name: Title:	By:	/s/ ANDREW H. MARSHAK Name: Title:
FIRST DOMINION FUNDING III		FIRST UNION NATIONAL BANK
By:	/s/ ANDREW H. MARSHAK Name: Title:	By:	/s/ CHARLES B. EDMONDSON Name: Title:
Citibank N.A. as Additional Investment Manager for and on behalf of FIVE FINANCE CORPORATION		FLEET NATIONAL BANK
By:	Name: Title:	By:	Name: Title:
By:	Name: Title:
FLOATING RATE PORTFOLIO		FORTIS CAPITAL CORPORATION
By:	INVESCO Senior Secured Management, Inc., as attorney in fact	By:	/s/ EUGENE OLIVA /S/ COLM KELLY Name: Title:
By:	/s/ GREGORY STOECKLE Name: Title:
FRANKLIN CLO I, LTD.		FRANKLIN FLOAT RATE TRUST
By:	/s/ CHAUNCEY LUFKIN Name: Title:	By:	/s/ CHAUNCEY LUFKIN Name: Title:
MIZUHO BANK NETHERLAND N.V.		GALAXY CLO 1999-1, LTD.
By:	/s/ TOYOJI KONDO Name: Title:	By:	SAI Investment Advisor, Inc., as Collateral Manager
By:	/s/ TETSUO KAMATSU Name: Title:	By:	/s/ THOMAS G. BRANDT Name: Title:
GENERAL ELECTRIC CAPITAL CORPORATION		GLENEAGLES TRADING LLC
By:	/s/ W. JEROME MCDERMOTT Name: Title:	By:	/s/ ANN E. MORRIS Name: Title:
GOLDMAN SACHS CREDIT PARTNERS L.P.		GREAT POINT CLO 1999-1 LTD
By:	/s/ DAN ALLEN Name: Title:	By:	Sankaty Advisors, Inc. as Collateral Manager
		By:	/s/ DIANE EXETER Name: Title:
HARBOURVIEW CDO II, LTD.		HELLER FINANCIAL INC.
By:	Name: Title:	By:	/s/ DAVID R. CAMPBELL Name: Title:
HIGHLAND LEGACY LIMITED		IKB DEUTSCHE INDUSTRIEBANK AG, LUXEMBOURG BRANCH
By:	Highland Capital Management, L.P. as Collateral Manager	By:	/s/ DR. FRANK SCHAUM Name: Title:
By:	/s/ TODD TRAVERS Name: Title:	By:	/s/ MANFRED ZIWEY Name: Title:
INCOME STRATEGIES PORTFOLIO		ING BANK N.V.
By:	Name: Title:	By:	/s/ F. F. BOUMANS Name: Title:
		By:	Name: Title:
INVESCO CBO 2000-1 LTD		THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND HOLDINGS, LTD.
By:	INVESCO Senior Secured Management, Inc., as Portfolio Advisor	By:	ING Capital Advisors LLC, as Investment Manager
By:	/s/ GREGORY STOECKLE Name: Title:	By:	/s/ ANY GRENIER Name: Title:
JHW CASH FLOW FUND I GP, L.P.		KATONAH I, LTD.
By:	/s/ MICHAEL B DEFLORIO Name: Title:	By:	/s/ JOYCE C. DELUCCA Name: Title:
KZH CYPRESSTREE-1 LLC		KZH HIGHLAND-2 LLC
By:	/s/ KIMBERLY ROWE Name: Title:	By:	/s/ KIMBERLY ROWE Name: Title:
KZH ING-1 LLC		KZH ING-2 LLC
By:	/s/ KIMBERLY ROWE Name: Title:	By:	/s/ KIMBERLY ROWE Name: Title:
KZH ING-3 LLC		KZH STERLING LLC
By:	/s/ KIMBERLEY ROWE Name: Title:	By:	/s/ KIMBERLY ROWE Name: Title:
KZH WATERSIDE LLC		LANDESBANK RHEINLAND-PFALZ GIROZENTRALE
By:	/s/ KIMBERLY ROWE Name: Title:	By:	/s/ KUHN Name: Title:
		By:	/s/ ROBERT WAGNER Name: Title:
LLOYDS TSB BANK PLC		LONGHORN CDO (CAYMAN) LTD.
By:	/s/ MARTIN JOHN WRIGHT Name: Title:	By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor
		By:	/s/ ANTHONY HEYMAN Name: Title:
MAGNETITE-CBO II		MAPLEWOOD (CAYMAN) LIMITED
By:	/s/ M WILLIAMS Name: Title:	By:	David L. Babson and Company, Incorporated, under delegated authority from Massachusetts Mutual Life Insurance Company, as Investment Manager
		By:	/s/ WALTER T. DWYER Name: Title:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY		MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO
By:	David L. Babson and Company, Incorporated, under delegated authority from Massachusetts Mutual Life Insurance Company, as Investment Manager	By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor
By:	/s/ WALTER T. DWYER Name: Title:	By:	/s/ ANTHONY HEYMAN Name: Title:
MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO		MERRILL LYNCH PRIME RATE PORTFOLIO
By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor	By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor
By:	/s/ ANTHONY HEYMAN Name: Title:	By:	/s/ ANTHONY HEYMAN Name: Title:
MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.		ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By:	/s/ ANTHONY HEYMAN Name: Title:	By:	Pilgrim Investments, Inc., as Investment Manager
		By:	/s/ MICHEL PRINCE Name: Title:
ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.		ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By:	Pilgrim Investments, Inc., as Investment Manager	By:	Pilgrim Investments, Inc., as Investment Manager
By:	/s/ MICHEL PRINCE Name: Title:	By:	/s/ MICHEL PRINCE Name: Title:
MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST		NATEXIS BANQUE BFCE
By:	/s/ SHEILA A. FINNERTY Name: Title:	By:	/s/ PIETER J. VAN TULDER Name: Title:
		By:	/s/ CHRISTINE DIRRINGER Name: Title:
NATIONAL CITY BANK		NEMEAN CLO, LTD.
By:	/s/ JOHN PLATER Name: Title:	By:	ING Capital Advisors LLC, as Investment Manager
		By:	/s/ AMY GRENIER Name: Title:
NIB CAPITAL BANK N.V.		NOMURA BOND AND LOAN FUND
By:	/s/ TIM CROSSLEY Name: Title:	By:	The Toyo Trust & Banking Co., Ltd., as Trustee
By:	/s/ SCHURLAW Name: Title:	By:	Nomura Corporate Research and Asset Management, Inc., as Attorney in Fact
		By:	/s/ RICHARD W. STEWART Name: Title:
NORTH AMERICAN SENIOR FLOATING RATE FUND		OCTAGON INVESTMENT PARTNERS II, LLC
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager	By:	Octagon Credit Investors, LLC, as sub- investment manager
By:	/s/ JONATHAN D. SHARKEY Name: Title:	By:	/s/ MICHAEL B. NECHAMKIN Name: Title:
OCTAGON INVESTMENT PARTNERS III, LTD.		OPPENHEIMER SENIOR FLOATING RATE FUND
By:	Octagon Credit Investors, LLC as Portfolio Manager	By:	Name: Title:
By:	/s/ MICHAEL B. NECHAMKIN Name: Title:
ORIX BUSINESS CREDIT INC.		OSPREY INVESTMENTS PORTFOLIO
By:	/s/ MICHAEL J. COX Name: Title:	By:	Citibank, N.A., as Manager
		By:	/s/ MAURA K. CONNOR Name: Title:
OXFORD STRATEGIC INCOME FUND		PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By:	Eaton Vance Management, as Investment Advisor	By:	Pilgrim Investments, Inc., as Investment Manager
By:	/s/ PAYSON F. SWAFFIELD Name: Title:	By:	/s/ MICHEL PRINCE Name: Title:
PILGRIM CLO 1999-1 LTD.		PILGRIM PRIME RATE TRUST
By:	Pilgrim Investments, Inc., as Investment Manager	By:	Pilgrim Investments, Inc., as Investment Manager
By:	/s/ MICHEL PRINCE Name: Title:	By:	/s/ MICHEL PRINCE Name: Title:
PPM SPYGLASS FUNDING TRUST		PRINCIPAL LIFE INSURANCE COMPANY
By:	/s/ ANN E. MORRIS Name: Title:	By:	Principal Capital Management, LLC, a Delaware Limited Liability Company, its Authorized Signatory
		By:	/s/ ELLEN J. WATTS Name: Title:
		By:	/s/ JAMES C. FIFIELD Name: Title:
PROSPECT INTERNATIONAL DEBT STRATEGY FUND		PROVIDENT CAPITAL CORPORATION
By:	/s/ PRESTON I. CARNES, JR Name: Title:	By:	/s/ BEN S. MILLER Name: Title:
PROVIDENT CBO, I LIMITED		THE PRUDENTIAL ASSURANCE COMPANY LIMITED
By:	Provident Investment Management, LLC as Collateral Manager	By:	/s/ GUIN ATKINS Name: Title:
By:	/s/ BEN S. MILLER Name: Title:	By:	Name: Title:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA		RABOBANK NEDERLAND
By:	/s/ B. ROSS SMEAD Name: Title:	By:	Name: Title:
RAIFFEISEN ZENTRALBANK OSTERREICH AG		SANKATY HIGH YIELD PARTNERS II, LP
By:	/s/ ASTRID GOBALD Name: Title:	By:	/s/ DIANE J. EXETER Name: Title:
By:	/s/ PETER BAZIL Name: Title:
SCOTIABANK EUROPE PLC		SENIOR DEBT PORTFOLIO
By:	/s/ J. A. FLEXER Name: Title:	By:	Boston Management and Research, as Investment Advisor
		By:	/s/ PAYSON F. SWAFFIELD Name: Title:
SEQUILS—ING I (HBDGM), LTD.		SIMSBURY CLO, LIMITED
By:	ING Capital Advisors LLC, as Collateral Manager	By:	David L. Babson and Company, Incorporated, under delegated authority from Massachusetts Mutual Life Insurance Company, as Collateral Manager
By:	/s/ AMY GRENIER Name: Title:	By:	/s/ WALTER T. DWYER Name: Title:
SRV—HIGHLAND, INC.		STANFIELD CLO, LTD.
By:	/s/ ANN E. MORRIS Name: Title:	By:	Stanfield Capital Partners LLC, as Collateral Manager
		By:	/s/ CHRISTOPHER A. BONDY Name: Title:
STANFIELD RMF/TRANSATLANTIC CDO, LTD.		STRATEGIC MANAGED LOAN PORTFOLIO
By:	Stanfield Capital Partners LLC, as Collateral Manager	By:	Citibank, N.A., as Manager
By:	/s/ GREGORY L. SMITH Name: Title:	By:	/s/ MAURA K. CONNOR Name: Title:
THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH		SUTTER CBO 1999-1 LTD
By:	/s/ STEPHEN A. STRATICO Name: Title:	By:	/s/ DEAN ADANSI Name: Title:
SWISS LIFE US RAINBOW LIMITED		TALCOTT NOTCH CBO I
By:	ING Capital Advisors LLC, as Investment Manager	By:	General Re—New England Asset Management, Inc., as Collateral Manager
By:	/s/ AMY GRENIER Name: Title:	By:	/s/ PATRICK M. MACARY Name: Title:
THERMOPYLAE FUNDING CORP.		TORONTO DOMINION BANK EUROPE LIMITED
By:	/s/ FRANK B. BILOTTA Name: Title:	By:	/s/ T W BULL Name: Title:
TRANSAMERICA BUSINESS CREDIT CORPORATION		TYLER TRADING, INC.
By:	/s/ STEPHEN K. GOETSCHIUS Name: Title	By:	/s/ JOHNNY E. GRAVES Name: Title:
UNICREDITO ITALIANO		U.S. BANK NATIONAL ASSOCIATION
By:	/s/ LIE FI Name: Title:	By:	/s/ WESLEY BEZEPATON Name: Title:
By:	/s/ SAIYED A. ABBES Name: Title:
WELLS FARGO BANK, N.A.		WINDSOR LOAN FUNDING, LIMITED
By:	/s/ S. MICHEL ST. GEME Name: Title:	By:	Stanfield Capital Partners LLC, as its Investment Manager
		By:	/s/ CHRISTOPHER E. JANSEN Name: Title:
WHITNEY CASH FLOW FUND II GP, L.P.		SANKATY ADVISORS, INC.
By:	/s/ MICHAEL B DEFLAGIO Name: Title:	as Collateral Manager for BRANT POINT II CBO 2000-1, LTD., as Term Lender
		By:	/s/ DIANE J. EXETER Name: Title:
SANKATY ADVISORS, INC.
as Collateral Manager for GREAT POINT II CBO 1999-1, LTD., as Term Lender
By:	/s/ DIANE J. EXETER Name: Title:

Acknowledged and Agreed to:

Bouwmaatschappij Het Wapen van Amsterdam N.V.
Brabantse Poort B.V.
BT Office Products Europe C.V.
Buhrmann Financieringen B.V. (f/k/a KNP BT Financieringen B.V.)
Buhrmann Fined B.V. (f/k/a Finbelco B.V.)
Buhrmann II B.V. (f/k/a KNP BT II B.V.)
Buhrmann International B.V.
Buhrmann Nederland B.V.
Buhrmann Nederland Holding B.V. (f/k/a Scadisbel B.V.)
Buhrmann Office Products Austria B.V.
Buhrmann Stafdiensten B.V.
Bührmann-Ubbens B.V.
Corporate Express Benelux B.V. (f/k/a BT Office Products Nederland B.V.)
Corporate Express Beverwijk B.V.
Corporate Express Europe B.V. (f/k/a BT Office Products Europe B.V.)
Corporate Express Holding B.V.
Corporate Express Nederland B.V. (f/k/a Kuipers Centrum voor Kantoorefficiency BV)
Deutschmann & Roelants B.V.
Dingler Kantoor Centrum B.V.
DocVision B.V.
Jonkers International B.V.
KNP Nederland B.V.
KNP Nederland (Holding) B.V.
Papiermaatschappij Amsterdam-West B.V.
Proost en Brandt B.V.
Repro Copiers Nederland B.V.
Rhosili Amsterdam C.V.
Papiergroothandel v/h Riem & Honig B.V.
Riem en Honig Beheer B.V.
Store Office Paper B.V.
Tetterode-Nederland B.V.
Tricom Paper International B.V.
Veenman B.V.
VRG Insurances B.V.

By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On behalf of each of the above Subsidiary Guarantors

Acknowledged and Agreed to:

Buhrmann Beteiligungen Deutschland GmbH
Buhrmann Holding GmbH & Co. KG
Buhrmann Holding Verwaltungs GmbH
Corporate Express GmbH (f/k/a Keller Büromatic GmbH)
Corporate Express GmbH (f/k/a Büroeinrichtungshaus Röth GmbH)
Corporate Express (Deutschland) GmbH
Corporate Express Deutschland GmbH (f/k/a Buhrmann Office Products Deutschland GmbH)
Corporate Express Deutschland GmbH & Co. Vertriebs KG (f/k/a Buhrmann Office Products GbmH & Co. Vertriebs KG)
Corporate Express Verwaltungs GmbH (f/k/a Buhrmann Office Products Verwaltungs GbmH)
Deutsche Papier Grundstücks GmbH & Co. KG
Deutsche Papier Holding GmbH
Deutsche Papier Vertriebs GmbH
Erich Ortloff GmbH & Co. KG
FSMA Verwaltungs-und Beteiligungs GmbH
Joseph Fröhlen Papiergrosshandlung — Willi Reddemann Import Export GmbH
Reese GmbH & Co. KG

By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On Behalf of each of the above Subsidiary Guarantors
Acknowledged and Agreed to:
Buhrmann Europcenter N.V.
By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On Behalf of the above Subsidiary Guarantor

Acknowledged and Agreed to:

Adhesive and Display Products Ltd.
Buhrmann UK Ltd.
Contract Paper Ltd.
Copygraphic Plc.
Corporate Express (Holdings) Ltd.
Corporate Express UK Ltd.
Howard Smith Paper Ltd.
The Howard Smith Paper Group Ltd.
W. Lunnon & Company Ltd.
The M6 Paper Group Ltd.
Pinnacle Film & Board Sales Ltd.
Ramchester Furnishings International Ltd.
Retail Concept Packaging Ltd.
Robert Horne Group Plc.
Robert Horne Paper Company Ltd.
Savory Paper Ltd.
Trade Paper Ltd.

By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On Behalf of each of the above Subsidiary Guarantors

Acknowledged and Agreed to:

ASAP Software Express, Inc.
BTOP USA Corp.
BTOPI Holding (U.S.)
Buhrmann Swaps, Inc.
Corporate Express, Inc.
Corporate Express Delivery Systems—Expedited, Inc.
Corporate Express Document & Print Management Inc.
Corporate Express Office Products, Inc.
Corporate Express of Texas, Inc.
Corporate Express Promotional Marketing, Inc.
Corporate Express Real Estate, Inc.
Distribution Resources Co.
Kelly Paper Company
Moore Labels, Inc.

By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On Behalf of each of the above Subsidiary Guarantors

ANNEX I

FORM OF ASSUMPTION AGREEMENT

Date:

    Reference is made to the Credit Agreement described in Item 2 of Annex A hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex A hereto, terms defined in the Credit Agreement are used herein as therein defined.

    Each of Buhrmann N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands, with official seat in Maastricht, The Netherlands (the "Parent"), and Buhrmann U.S. Inc., a Delaware corporation (the "Borrower" and, together with the Parent, collectively, the "Buhrmann Entities") and             (the "New Lender") hereby agree as follows:

    1.  In accordance with the terms of the Credit Agreement (and the Second Amendment thereto), the New Lender hereby acknowledges and agrees that it hereby makes a New Tranche A Dollar Term Loan Commitment (as defined in the Second Amendment), a New Tranche A Euro Term Loan Commitment (as defined in the Second Amendment), a New Tranche B Dollar Term Loan Commitment (as defined in the Second Amendment) and/or a New Tranche B Euro Term Loan Commitment (as defined in the Second Amendment), in each case in the respective amount or amounts specified in Item 4 of Annex A hereto. The New Lender further agrees to make Term Loans (which shall constitute New Tranche A Dollar Term Loans, New Tranche A Dollar Euro Loans, New Tranche B Dollar Term Loans and/or New Tranche B Euro Term Loans, in accordance with the respective Tranches of the New Commitments) pursuant to its New Commitments (as defined in the Second Amendment) in accordance with the requirements of the Credit Agreement and the Second Amendment.

    2.  The New Lender acknowledges and agrees that no Agent and no other Lender (i) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Buhrmann Entities or any of their Subsidiaries or the performance or observance by the Buhrmann Entities or any of their Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto or (ii) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

    3.  The New Lender (i) confirms that it has received a copy of the Credit Agreement, the Second Amendment and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is (I) an existing Lender under the Credit Agreement, (II) the parent company and/or any affiliate of an existing Lender under the Credit Agreement which is at least 50% owned by an existing Lender under the Credit Agreement or its parent company, (III) any fund that invests in bank loans and is managed or advised by the same investment advisor of an existing Lender under the Credit Agreement or by an Affiliate of such investment advisor or (IV) an Eligible Transferee as defined in the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agents and the Collateral Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender; [and (vi) to the extent legally entitled to do so, attaches the forms described in Section 13.04(b) of the Credit Agreement.]1

(1)
Include if the New Lender is organized under the laws of a jurisdiction outside of the United States.

    4.  Following the execution of this Assumption Agreement by the Buhrmann Entities and the New Lender, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assumption Agreement shall be the date of execution hereof by the Buhrmann Entities and the New Lender [, the receipt of the consent of the Administrative Agent,]2 [the receipt by the Administrative Agent of the administrative fee referred to in Section 13.04(b) of the Credit Agreement]3 and the recordation of the assignment effected hereby on the Register by the Administrative Agent as provided in Section 13.17 of the Credit Agreement, or such later date, if any, which may be specified in Item 5 of Annex A hereto (the "New Commitment Effective Date").

(2)
Include if required.

(3)
Include unless waived by the Administrative Agent.

    5.  Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the New Commitment Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents.

    6.  It is agreed that the New Lender shall be entitled to interest on the Loans made by it, in each case at the rates specified in the Credit Agreement, for periods after such extensions of credit are made by such New Lender pursuant to this Assumption Agreement and the terms of the Credit Agreement.

    7.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assumption Agreement, as of the date first above written, such execution also being made on Annex A hereto.

BUHRMANN, N.V.
By:
Name:
Title:
BUHRMANN US INC., a Delaware corporation
By:
Name:
Title:
[NAME OF NEW LENDER], as a New Lender
By:
Name:
Title:
[Acknowledged and Agreed as of , :
BANKERS TRUST COMPANY, as Administrative Agent
By:
Name:
Title:][4]

(4)
Include if required.

ANNEX A

ANNEX A FOR ASSUMPTION AGREEMENT

1.
Borrower: Buhrmann US Inc.

2.
Name and Date of Credit Agreement:

  Credit Agreement, dated as of October 26, 1999, among Buhrmann N.V. (f/k/a N.V. Koninkliijke KNP BT, with official seat in Maastricht, The Netherlands) (the "Parent"), Buhrmann US Inc., a Delaware corporation (the "Borrower"), the various Lenders from time to time party thereto, Deutsche Bank Securities Inc., as lead arranger and sole book manager, Paribas, as syndication agent, ABN AMRO Bank, N.V., as documentation agent, and Bankers Trust Company, as Administrative Agent, as amended, modified or supplemented to the date hereof.

3.
Date of Assumption Agreement:                    .

4.
Amounts of Term Loans as of date of item #3 above (other extensions of credit, including pursuant to the Revolving Loan Commitments, may also be outstanding under the Credit Agreement):

		Tranche A Dollar Term Loans	Tranche A Euro Term Loans	Tranche B Dollar Term Loans	Tranche B Euro Term Loans
i.	Aggregate Outstanding Principal Amount for all Lenders (before giving effect to New Commitments):	$	E	$	E
ii.	New Commitment of New Lender:	$	E	$	E
5.
New Commitment Effective Date:                    .

6.
Notice with respect to New Lender:

      ____________________________________
      ____________________________________
      ____________________________________
      ____________________________________
      Attention:
      Telephone:
      Telecopier:
      Reference:

7.
Payment Instructions with respect to New Lender:

      ____________________________________
      ____________________________________
      ____________________________________
      ____________________________________
      Attention:
      Reference:

Accepted and Agreed:
[NAME OF NEW LENDER]	BUHRMANN, N.V.
By:	By:
Name:		Name:
Title:		Title:
BUHRMANN US INC., a Delaware corporation
By:
Name:
Title:

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SECOND AMENDMENT TO CREDIT AGREEMENT
FORM OF ASSUMPTION AGREEMENT
ANNEX A FOR ASSUMPTION AGREEMENT